THE ALGER FUND

              SUPPLEMENT DATED DECEMBER 5, 2003, TO THE PROSPECTUS DATED FEBRUARY 28, 2003 AND SUPPLEMENTED SEPTEMBER 25, 2003

THE FOLLOWING SUBSECTION IS ADDED TO THE SECTION ENTITLED
"MANAGEMENT AND ORGANIZATION":

LEGAL PROCEEDINGS

In response to inquiries from the New York Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC"), the Manager and its counsel have been investigating certain shareholder trading practices in the mutual funds that it manages. Results of that investigation, which is continuing, are being shared with the NYAG, the SEC and the boards of the funds. The Manager has assured the boards of the funds that if it is determined that improper market timing in any of the funds detrimentally affected the fund's performance, the Manager will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against James Connelly, Jr., a former vice chairman of the Manager's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Fund. That settlement specifically provides: "The findings herein are made pursuant to [Connelly's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither the Manager nor any of the funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against The Alger Fund, Spectra Fund, various portfolios of The Alger Fund, the Manager, Connelly, Veras Management Partners, LLP and John Does 1-100 in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on the Manager and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with Mr. Connelly, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that the Manager breached a fiduciary duty to plaintiffs. The suit seeks, among other things, compensatory damages, recovery of advisory fees paid to the Manager, and payment of the plaintiff's counsel and expert fees.

Another class action which names the same defendants and Alger American Growth [Fund], includes the same allegations, and seeks, among other things, the same relief was filed in the same court on November 20, 2003, and the complaint was served on the Manager and the fund defendants on that date. The lawsuit was filed by Robert Garfield, who identified himself as a shareholder of a fund defendant.

Another class action similar to the DeMayo action but naming six portfolios of The Alger Institutional Fund as additional defendants was filed in the same court on November 13, 2003, by Dana Buhs, identifying herself as a shareholder of Alger LargeCap Growth Portfolio, and the complaint was served on the Manager and the fund defendants on December 2, 2003. Another class action against the Buhs defendants was filed in the same court on November 13, 2003 by Bryon Billman, identifying himself as a shareholder of Alger MidCap Growth Portfolio, and the complaint was served on


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the Manager and the fund  defendants on December 2, 2003; the complaint  alleges violations of Section 34 of the Investment Company Act of 1940 and breach of fiduciary duty and seeks injunctive relief, damages, fees and expenses and other relief.

Similar class actions against the same and related parties and involving similar allegations and requests for relief may be commenced in the near future. The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the mutual funds that it manages, and none of the fund defendants believes that it will be materially adversely affected by the pending lawsuits.